Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Supplement dated March 19, 2018
to the
Prospectus and Statement of Additional Information dated February 14, 2018 for Marmont Funds (the "Funds"),
each a series of Manager Directed Portfolios

This supplement makes the following amendment to disclosures in the Funds' Prospectus and Statement of Additional Information dated February 14, 2018.

Effective immediately, the address of the Funds' investment adviser, Marmont Partners LLC (the "Adviser") is:

Marmont Partners LLC
925 W. Lancaster Avenue, Suite 220
Bryn Mawr, PA 19010

All references to the Adviser's former address (379 Lancaster Avenue, Suite 11, Haverford, PA 19041) in the Prospectus and Statement of Additional Information are hereby replaced with the Adviser's new address as listed above.

Please retain this supplement with your Prospectus and
Statement of Additional Information